UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09261

                                   Foxby Corp.
               (Exact name of registrant as specified in charter)


                      11 Hanover Square, New York, NY 10005
         --------------------------------------------------------------
               (Address of principal executive offices) (Zipcode)

                          Thomas B. Winmill, President
                                11 Hanover Square
                               New York, NY 10005
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/06 - 12/31/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders

FOXBY CORP.
--------------------------------------------------------------------------------

FOXBY
CORP.

ANNUAL REPORT
December 31, 2006

                                          American Stock
                                          Exchange Symbol:
                                          FXX

www.foxbycorp.com

                           INVESTMENTS BY INDUSTRY*

                             [CHART APPEARS HERE]

Natural Gas Distribution                                                  1.08%
Food and Kindred Products                                                 2.11%
Title Insurance                                                           2.34%
Zinc Exploration and Project Development                                  2.39%
Copper Exploration and Project Development                                2.40%
Semiconductors and Related Devices                                        2.65%
Gold Exploration and Project Development                                 12.29%
Wholesale-Medical, Dental & Hospital Equipment & Supplies                 2.82%
Gold Mining                                                               3.08%
Telephone Communications                                                  8.73%
Petroleum Refining                                                        3.18%
Nickel Exploration and Project Development                                3.28%
Cable and Other Pay Television Services                                   8.66%
Malt Beverages                                                            3.34%
Patent Owners and Lessors                                                 3.38%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics              3.74%
Security and Commodity Brokers, Dealers, Exchanges and Services           8.24%
Insurance Agents, Brokers and Services                                    3.95%
Newspapers: Publishing or Publishing & Printing                           3.96%
Crude Petroleum and Natural Gas                                           8.07%
Electronic Computers                                                      4.15%
Warrants (Miscellaneous)                                                  5.34%
Services-Membership Sports and Recreation Clubs                           4.37%
Industrial Inorganic Chemicals                                            5.26%
Real Estate                                                               4.38%

                              PORTFOLIO ANALYSIS*

                     U.S. Equities                   63.34%
                     Foreign Equities                49.85%
                                                    113.19%
--------
* Investments by industry and portfolio analysis use approximate percentages of total net assets, and may not add up to 100% due to leverage or other assets, rounding, and other factors.

FOXBY                                                      American Stock
CORP.                                                      Exchange Symbol: FXX

11 Hanover Square, New York, NY 10005
www.foxbycorp.com

                                                              February 22, 2007

Fellow Shareholders:

   We are pleased to submit this 2006 Annual Report for Foxby Corp. and to welcome our new shareholders who find the Fund's flexible total return investment approach attractive. As a non-diversified, closed end fund seeking total return, the Fund uses a flexible strategy in the selection of securities, and is not limited by the issuer's location, size, or market capitalization. The Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short, employing futures and options, derivatives, and borrowing money for investment purposes, an approach known as "leveraging," and may invest defensively in high grade money market instruments.

                                 Market Report

   After increasing the Federal funds target rate by a quarter of one percent at each of its four meetings in the first half of 2006, the Federal Open Market Committee ("FOMC") left the target rate unchanged at 5.25% in the second half of the year. Since the FOMC had signaled that future rate increases would depend on current data regarding inflation and economic growth, the FOMC appeared to view the economy as moderating in each of these respects, although it indicated a continuing concern with inflation. The FOMC's restraint was well received, causing equities to rise and other interest rates to decline towards the end of the year. As U.S. interest rates fell, the U.S. dollar weakened versus the euro, yen, and British pound. The second half also saw bonds rallying as oil prices dropped and overall corporate earnings remained strong.

   More recently, the U.S. Department of Labor reported that U.S. non-farm payrolls expanded by a seasonally adjusted 167,000 jobs, with solid gains in the service sector and moderate declines in the manufacturing and construction sectors. The report indicated that the United States showed a net increase of
1.8 million jobs in 2006, compared with 1.9 million in 2005 and 2.1 million in 2004. At the same time, the unemployment rate remains near a five year low.

   Notwithstanding these positive signs for the U.S. economy, we remained concerned by the U.S. current-account deficit - the combined balances for trade in goods and services, income, and net unilateral current transfers - which increased to $225.6 billion in the third quarter of 2006 from $217.1 billion in the second quarter. With this trend, our foreign debt will be reaching increasingly high levels. While a weaker U.S. dollar might contribute to closing the deficit by making U.S. exports cheaper and more competitive for sales abroad, the buying power of Americans for products from abroad would be lessened.

                            Total Return Allocation

   In view of these market conditions, the Fund's general strategy in 2006 was to increase its holdings of foreign stocks, particularly in Asia, and larger capitalization growth stocks. Over the course of the year, the Fund re-aligned its portfolio's focus on commodity based businesses towards precious metals, oil, and zinc, and reduced its overall exposure to U.S. markets. For the 2006 year, the Fund had a market total return on the American Stock Exchange of 17.56% on a net asset value total return of 16.00%. In the same period, the Standard & Poor's 500 returned 15.79%, according to Morningstar. These are satisfying results for our total return investment process, which we believe provides an attractive strategy for the Fund over the long term.

   Our current view of financial conditions suggests that the Fund will benefit over the course of 2007 from our flexible portfolio approach, investing opportunistically in a variety of markets, and employing aggressive and speculative investment techniques as deemed appropriate.

   At December 31, 2006, the Fund's top ten holdings comprised approximately 40% of net assets. As a percent of net assets, investments in U.S. equities accounted for about 63% and foreign equities about 50%, reflecting 13% leverage. As the Fund pursues its total return objective through this flexible approach, these holdings and allocations are subject to substantial change at any time. By way of illustration, the Fund employed leverage of about 2%, and 14% at December 31, 2005 and 2004, respectively.

   We thank you for investing with Foxby and share your enthusiasm for the
Fund: affiliates of the Investment Manager own approximately 24.4% of the Fund's shares. We believe that shares of the Fund are attractive, and look forward to serving your investment needs over the years ahead.

                                                           Sincerely,

                                                           /s/ Thomas B. Winmill
                                                           ---------------------
                                                           Thomas B. Winmill
                                                           President
                                                           Portfolio Manager

                               TOP TEN HOLDINGS
                            (at December 31, 2006)

1.  Calgon Carbon Corp.

2.  W. P. Stewart & Co., Ltd.

3.  China Mobile Ltd.

4.  Liberty Media LLC

5.  CNOOC Ltd.

6.  Cheung Kong Holdings Ltd.

7.  Bally Total Fitness Holding Corp.

8.  Etruscan Resources, Inc.

9.  Sprint Nextel Corp.

10. Comcast Corp. Class A

Top ten holdings comprise approximately 40% of total net assets. This portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

FOXBY CORP.                            2

             Schedule of Portfolio Investments - December 31, 2006

 Shares                                                            Market Value
 ------                                                            ------------
        COMMON STOCKS (107.85%)
        Cable and Other Pay Television Services (8.66%)
  7,600 Comcast Corp. Class A/(1)/................................   $321,708
  3,400 Liberty Media LLC /(1)/...................................    333,132
                                                                     --------
                                                                      654,840
                                                                     --------
        Copper Exploration and Project Development (2.40%)
 51,500 Corriente Resources, Inc./(1)/............................    181,795
                                                                     --------
        Crude Petroleum and Natural Gas (8.07%)
  9,600 Chesapeake Energy Corp....................................    278,880
  3,500 CNOOC Ltd.................................................    331,205
                                                                     --------
                                                                      610,085
                                                                     --------
        Electronic Computers (4.15%)
 12,500 Dell, Inc./(1)/...........................................    313,625
                                                                     --------
        Food and Kindred Products (2.11%)
  1,800 Nestle SA ADR.............................................    159,621
                                                                     --------
        Gold Exploration and Project Development (12.29%)
  7,000 Aurelian Resources, Inc./(1)/.............................    186,474
 99,000 Etruscan Resources Inc. /(1)/.............................    324,980
 20,000 Guyana Goldfields, Inc. /(1)/.............................    204,864
110,000 Reunion Gold Corp. /(1)/..................................    212,684
                                                                     --------
                                                                      929,002
                                                                     --------
        Gold Mining (3.08%)
 40,000 Jaguar Mining, Inc. /(1)/.................................    233,393
                                                                     --------
        Industrial Inorganic Chemicals (5.26%)
 64,100 Calgon Carbon Corporation /(1)/...........................    397,420
                                                                     --------
        Insurance Agents, Brokers and Services (3.95%)
 10,600 Brown & Brown, Inc........................................    299,026
                                                                     --------
        Malt Beverages (3.34%)
  3,300 Molson Coors Company Class B..............................    252,252
                                                                     --------
        Natural Gas Distribution (1.08%)
 20,000 MetroGAS S.A. ADR/(1)/....................................     81,400
                                                                     --------
        Newspapers: Publishing or Publishing & Printing (3.96%)
 41,000 Journal Register Company..................................    299,300
                                                                     --------
        Nickel Exploration and Project Development (3.28%)
 25,000 Skye Resources, Inc./(1)/.................................    248,131
                                                                     --------
        Patent Owners and Lessors (3.38%)
  8,200 SurModics, Inc./(1)/......................................    255,184
                                                                     --------
        Petroleum Refining (3.18%)
  4,700 Valero Energy Corp........................................    240,452
                                                                     --------

 See notes to financial statements.   3                           FOXBY CORP.

             Schedule of Portfolio Investments - December 31, 2006

 Shares                                                            Market Value
 ------                                                            ------------
        COMMON STOCKS - continued
        Real Estate (4.38%)
 26,900 Cheung Kong Holdings Limited ADR..........................  $  331,179
                                                                    ----------
        Security and Commodity Brokers, Dealers, Exchanges
        and Services (8.24%)
  6,200 T. Rowe Price Group, Inc..................................     271,374
 22,200 W. P. Stewart & Co., Ltd..................................     351,648
                                                                    ----------
                                                                       623,022
                                                                    ----------
        Semiconductors and Related Devices (2.65%)
  9,900 Intel Corporation.........................................     200,475
                                                                    ----------
        Services - Membership Sports and Recreation Clubs
        (4.37%)
135,000 Bally Total Fitness Holding Corp./(1)/....................     330,750
                                                                    ----------
        Soap, Detergents, Cleaning Preparations, Perfumes,
        Cosmetics (3.74%)
  4,400 The Procter & Gamble Company..............................     282,788
                                                                    ----------
        Telephone Communications (8.73%)..........................
  7,800 China Mobile Ltd. ADR.....................................     337,116
 17,100 Sprint Nextel Corp........................................     323,019
                                                                    ----------
                                                                       660,135
                                                                    ----------
        Title Insurance (2.34%)
  2,800 LandAmerica Financial Group, Inc..........................     176,708
                                                                    ----------
        Wholesale - Medical, Dental & Hospital Equipment and
        Supplies (2.82%)
  6,000 Patterson Companies Inc. /(1)/............................     213,060
                                                                    ----------
        Zinc Exploration and Project Development (2.39%)
396,000 Farallon Resources Ltd. Units /(1)/ /(2)/.................     180,356
                                                                    ----------
             Total Common Stocks (cost: $ 7,423,264)..............   8,153,999
                                                                    ----------
Units   WARRANTS (5.34%) /(1)/
-----
450,000 Golden Star Resources Inc., Warrants expiring 2/14/07.....      34,803
100,000 IAMGOLD Corp., Warrants expiring 8/12/08..................     135,774
 25,000 Jaguar Mining Inc., Warrants expiring 12/31/07............      64,235
100,000 Strategic Resource Acquisition Special Warrants /(2)/.....     111,713
  9,375 Yamana Gold Inc., Warrants expiring 11/20/08..............      57,199
                                                                    ----------
             Total Warrants (cost: $ 604,811).....................     403,724
                                                                    ----------
             Total Investments (cost: $8,028,075) (113.19%).......   8,557,723
                                                                    ----------
             Liabilities in excess of cash and other assets
             (-13.19%)............................................    (997,394)
                                                                    ----------
             Net Assets (100.00%).................................  $7,560,329
                                                                    ==========
--------
/(1)/ Non-income producing.
/(2)/ Illiquid and/or restricted security that has been fair valued (Note 4(a)).
      ADR means "American Depositary Receipt."

 FOXBY CORP.                          4     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
   Investments at market value (cost: $ 8,028,075)............... $  8,557,723
     Cash........................................................          567
     Dividends receivable........................................        1,630
     Other assets................................................        1,862
                                                                  ------------
       Total assets..............................................    8,561,782
                                                                  ------------
LIABILITIES
   Bank line of credit...........................................      958,215
   Accrued expenses..............................................       37,901
   Investment management.........................................        3,203
   Administrative services.......................................        2,134
                                                                  ------------
       Total liabilities.........................................    1,001,453
                                                                  ------------
NET ASSETS....................................................... $  7,560,329
                                                                  ============
NET ASSET VALUE PER SHARE
   (applicable to 2,602,847 shares outstanding: 500,000,000
     shares of $.01par value authorized)......................... $       2.90
                                                                  ============
At December 31, 2006, net assets consisted of:
   Paid-in capital............................................... $ 22,731,128
   Accumulated investment loss...................................       (8,630)
   Net unrealized appreciation on investments....................      529,648
   Accumulated net realized loss on investments and futures......  (15,691,817)
                                                                  ------------
                                                                  $  7,560,329
                                                                  ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
   Dividends....................................................... $   60,883
   Interest........................................................      3,215
                                                                    ----------
     Total investment income.......................................     64,098
                                                                    ----------
EXPENSES
   Investment management...........................................     36,014
   Loan interest and fees..........................................     30,738
   Bookkeeping and pricing.........................................     25,550
   Audit...........................................................     19,000
   Administrative services.........................................     17,622
   Printing and postage............................................     12,356
   Exchange listing................................................      8,115
   Transfer agent..................................................      6,005
   Insurance.......................................................      2,936
   Custodian.......................................................      2,652
   Directors.......................................................      2,650
   Legal...........................................................      2,310
   Other...........................................................      2,513
                                                                    ----------
     Total expenses................................................    168,461
       Expense reductions..........................................       (518)
                                                                    ----------
     Net expenses..................................................    167,943
                                                                    ----------
   Net investment loss.............................................   (103,845)
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss):
     Sale of investments...........................................  1,411,859
     Futures.......................................................   (103,313)
     Foreign currencies............................................     69,180
   Net unrealized depreciation on investments......................   (226,355)
                                                                    ----------
   Net realized and unrealized gain on investments and foreign currencies....................................................  1,151,371
                                                                    ----------
   Net increase in net assets resulting from operations............ $1,047,526
                                                                    ==========

 See notes to financial statements.   5                            FOXBY CORP.

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 2006 and 2005

                                                           2006        2005
                                                        ----------  ----------
OPERATIONS
   Net investment loss................................. $ (103,845) $ (438,412)
   Net realized gain (loss) on investments, futures,
     and foreign currencies transactions...............  1,377,726     (65,021)
   Change in unrealized appreciation (depreciation)
     on investments and foreign currencies.............   (226,355)    317,063
                                                        ----------  ----------
     Net increase (decrease) in net assets resulting
       from operations.................................  1,047,526    (186,370)
                                                        ----------  ----------
     Total change in net assets........................  1,047,526    (186,370)

NET ASSETS
   Beginning of year...................................  6,512,803   6,699,173
                                                        ----------  ----------
   End of year (Including accumulated investment
     loss of $8,630 in 2006)........................... $7,560,329  $6,512,803
                                                        ==========  ==========

STATEMENT OF CASH FLOWS
Year Ended December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
   Net increase in net assets resulting from operations.......... $ 1,047,526
   Adjustments to reconcile net increase in net assets
     resulting from operations to net cash provided by (used
     in) operating activities:
     Net decrease in unrealized depreciation of investments......     226,355
     Net realized gain on investments, futures, and foreign
       currency transactions.....................................  (1,377,726)
   Proceeds from sales of long term securities...................   8,549,146
   Purchase of long term securities..............................  (9,193,774)
   Net purchases of short term securities........................    (107,279)
   Decrease in accrued fees and expenses.........................     (26,335)
   Decrease in receivables and other assets......................       2,469
                                                                  -----------
     Net cash provided by operating activities...................    (879,618)
                                                                  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
   Draw on bank line of credit...................................     873,439
                                                                  -----------
     Net cash used in financing activities.......................     873,439
                                                                  -----------
     Net decrease in cash........................................      (6,179)

CASH
   Beginning of year.............................................       6,746
                                                                  -----------
   End of year................................................... $       567
                                                                  ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   Cash paid for interest........................................ $    29,312
                                                                  ===========

 FOXBY CORP.                          6    See notes to financial statements.

               Notes to Financial Statements - December 31, 2006

1. Organization, Investment Objectives, and Summary of Significant Accounting Policies

Organization and Investment Objectives - Foxby Corp., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "Act"), is a non-diversified, closed end management investment company whose shares are listed on the American Stock Exchange. The Fund's non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector.

The following is a summary of the Fund's significant accounting policies.

Security Valuation - Securities traded on a national securities exchange are valued at the last reported sales price on the day the valuations are made. Securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NASDAQ, and foreign securities are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds that offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith under the direction of and pursuant to procedures established by the Fund's Board of Directors.

Foreign Currency Translation - Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on a sale of investments denominated in foreign currencies is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Repurchase Agreements - The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest, is at least equal, at all times, to the repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Futures Contracts - The Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund realizes a gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on the Fund's performance.

                                      7                            FOXBY CORP.

Security Transactions - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Expenses - Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliates serve as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex can otherwise be made fairly.

Expense Reduction Arrangement - Through arrangements with the Fund's custodian and cash management bank, credits realized as a result of uninvested cash balances were used to reduce custody and transfer agency expenses, respectively. For financial reporting purposes, the Fund included these credits as expense reductions in the Statement of Operations.

Use of Estimates - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes - No provision has been made for U.S. income taxes because the Fund's current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

Indemnifications - The Fund indemnifies its officers and directors for certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

2. Fees and Transactions with Related Parties

The Fund retains CEF Advisers, Inc. as its Investment Manager pursuant to an Investment Management Agreement ("IMA"). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1/2 of 1% per annum. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services.

For the year ended December 31, 2006, the Fund incurred total administrative cost of $17,622, comprised of $9,861 and $7,761 for compliance and accounting services, respectively. Of the 2,602,847 shares of Fund common stock outstanding at December 31, 2006, Investor Service Center, Inc., an affiliate of the Investment Manager, owned 24.4%.

 FOXBY CORP.                          8

3. Distributable Earnings

At December 31, 2006, the Fund had a net capital loss carryover of $15,691,817, of which $7,884,812, $6,343,522, $414,304, $837,334, and $211,845 expires in
2008, 2009, 2010, 2011, and 2013, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

               Capital loss carryover              $(15,691,817)
               Post-October net capital losses               --
               Unrealized appreciation                  521,018
                                                   ------------
                                                   $(15,170,799)
                                                   ============

Federal income tax regulations permit Post-October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year.

Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, the Fund reclassified $99,181 from accumulated investment loss to paid-in capital.

4. Investment Transactions

Purchases and sales of investment securities (excluding short term investments) aggregated $9,193,774 and $8,549,146, respectively, for the year ended
December 31, 2006. At December 31, 2006, for federal income tax purposes the aggregate cost of securities was $8,036,705 and net unrealized appreciation was $521,018, comprised of gross unrealized appreciation of $1,350,418 and gross unrealized depreciation of $829,400.

(a)Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note 1. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at December 31, 2006, were as follows:

                                             Acquisition
    Security                                    Date       Cost      Value
    --------                                 ----------- --------  --------
    Farallon Resources Ltd. Units*            12/12/06   $171,726  $180,356
    Strategic Resource Acquisition Special
      Warrants                                12/06/06    174,398   111,713
    Safety Intelligence Systems Corp.          9/05/02    225,000        --
                                                         --------  --------
                                                         $571,124  $292,069
                                                         ========  ========
    Percent of net assets                                     7.6%      3.9%
                                                         ========  ========
--------
* Each unit consists of one common share and one-half of one common share purchase warrant.

                                      9                            FOXBY CORP.

         Notes to Financial Statements - December 31, 2006 (concluded)

5. Bank Line of Credit

The Fund, Global Income Fund, Inc., Midas Fund, Inc., and Midas Special Fund, Inc. (the "Borrowers") have entered into a committed secured line of credit facility with State Street Bank & Trust Company ("Bank"), the Fund's custodian. Global Income Fund, Inc. is a closed end investment company managed by the Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by an affiliate of the Investment Manager. The aggregate amount of the line of credit is $25,000,000, which was renewed and increased from $9,000,000, effective June 15, 2006. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of $25,000,000, the maximum amount permitted pursuant to each Borrower's investment policies, or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360-day year. All loans under this facility will be available at the Borrower's option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the year ended December 31, 2006, the average daily interest rate was 5.60% based on the balances outstanding during the period and the weighted average amount outstanding during the period was $535,668. The line of credit balance outstanding at December 31, 2006 was $958,215, collateralized by investment securities with a market value of approximately $4,800,000.

6. Recently Issued Accounting Standards

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109, Accounting for Income Taxes." FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 to be implemented no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

 FOXBY CORP.                          10

                             FINANCIAL HIGHLIGHTS

                                                                                  Nine
                                       Year      Year      Year      Year        Months      Year
                                      Ended     Ended     Ended     Ended        Ended       Ended
                                     12/31/06  12/31/05  12/31/04  12/31/03     12/31/02    3/31/02
                                     --------  --------  --------  --------  --------       -------
Per Share Operating Performance
Net asset value at beginning of
  period............................ $  2.50    $ 2.57   $  2.75    $ 2.59   $  3.27        $ 3.77
                                     -------    ------   -------    ------   -------        ------
Income from investment operations:
   Net investment loss..............    (.04)     (.17)     (.11)     (.10)     (.04)         (.08)
   Net realized and unrealized
     gain (loss) on investments.....     .44       .10      (.07)      .26      (.64)         (.16)
                                     -------    ------   -------    ------   -------        ------
   Total from investment operations.     .40      (.07)     (.18)      .16      (.68)         (.24)
                                     -------    ------   -------    ------   -------        ------
Less distributions:
   Distributions to shareholders....      --        --        --        --        --          (.26)
                                     -------    ------   -------    ------   -------        ------
Net asset value at end of year...... $  2.90    $ 2.50   $  2.57    $ 2.75   $  2.59        $ 3.27
                                     =======    ======   =======    ======   =======        ======
Market value at end of year......... $  2.41    $ 2.05   $  2.22    $ 2.40   $  2.07        $ 3.00
                                     =======    ======   =======    ======   =======        ======
Total Investment Return (a)
   Based on net asset value.........   16.00%    (2.72)%   (6.55)%    6.18%   (20.80)%       (6.65)%
                                     =======    ======   =======    ======   =======        ======
   Based on market price............   17.56%    (7.66)%   (7.50)%   15.94%   (31.00)%       (2.06)%
                                     =======    ======   =======    ======   =======        ======
Ratio/Supplemental Data
Net assets at end of year (000's
  omitted).......................... $ 7,560    $6,513   $ 6,699    $7,151   $ 6,731        $8,503
                                     =======    ======   =======    ======   =======        ======
Ratio of total expenses to average
  net assets........................    2.34%     7.76%     5.27%     4.39%     4.70%/(b)/    3.17%
                                     =======    ======   =======    ======   =======        ======
Ratio of net expenses to average
  net assets........................    2.33%     7.76%     5.27%     4.39%     4.70%/(b)/    3.17%
                                     =======    ======   =======    ======   =======        ======
Ratio of net expenses excluding
  loan interest and fees to
  average net assets................    1.90%     7.54%     5.19%     4.39%     4.70%/(b)/    3.17%
                                     =======    ======   =======    ======   =======        ======
Ratio of net investment loss to
  average net assets................   (1.44)%   (6.78)%   (4.31)%   (3.91)%   (3.30)%/(b)/  (2.41)%
                                     =======    ======   =======    ======   =======        ======
Portfolio turnover rate.............  110.67%    26.92%   164.08%    75.39%   267.87%        89.31%
                                     =======    ======   =======    ======   =======        ======

--------
(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.
(b) Annualized.

                                      11                           FOXBY CORP.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Foxby Corp.:

We have audited the accompanying statement of assets and liabilities of Foxby Corp. (the "Fund"), including the schedule of portfolio investments as of December 31, 2006, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the nine months ended December 31, 2002, and the year ended March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Foxby Corp. as of December 31, 2006, the results of its operations, and cash flows, the changes in its net assets, and the financial highlights for the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2007

 FOXBY CORP.                          12

                                PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; and (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any non-affiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to non-public personal information about you to those employees and service providers who need to know that information to provide products or services to you. Together with our service providers, we maintain physical, electronic, and procedural safeguards to guard your non-public personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove, or add portions of this Privacy Policy at any time.

                          DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the greater of that net asset value per share or 95% of that Market Price per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

                                 PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines"), as well as its voting record for the 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, and on the SEC's website at www.sec.gov. The Guidelines are also posted on the Fund's website at www.foxbycorp.com.

                              QUARTERLY HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available to shareholders on its website at www.foxbycorp.com.

 Additional information (Unaudited)   13                          FOXBY CORP.

                               WWW.FOXBYCORP.COM

Visit us on the web at www.foxbycorp.com. The site provides information about the Fund including market performance, net asset value ("NAV"), dividends, press releases, and shareholder reports. For further information, please email us at info@foxbycorp.com. The Fund is a member of the Closed-End Fund Association ("CEFA"). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

                               FUND INFORMATION

Investment Manager                       Stock Transfer Agent and Registrar
CEF Advisers, Inc.                       American Stock Transfer & Trust Co.
11 Hanover Square                        59 Maiden Lane
New York, NY 10005                       New York, NY 10038
1-212-344-6310                           1-800-278-4353
                                         www.amstock.com

Internet                                 Custodian
www.foxbycorp.com                        State Street Bank & Trust Co.
email: info@foxbycorp.com                801 Pennsylvania Avenue
                                         Kansas City, MO 64105

                         RESULTS OF THE ANNUAL MEETING

The Fund's Annual Meeting was held on September 6, 2006 at the office of the Fund at 11 Hanover Square, New York, New York for the purpose of electing the following director to serve as follows with the votes received as set forth below:

Director                       Class  Term   Expiring* Votes For Votes Withheld
--------                       ----- ------- --------- --------- --------------
Thomas B. Winmill               IV   4 years   2010    2,463,159     60,384
--------
* And until his successor is duly elected and qualifies. Directors whose term of office continued after the meeting are , James E. Hunt (Class I), Bruce
   B. Huber (Class II), and Peter K. Werner (Class III).

 FOXBY CORP.                          14    Additional Information (Unaudited)

                            DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the other Directors currently serving on the Board of the Fund. Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Act, is indicated by an asterisk.

                                                  Number of Portfolios   Other Public
Name, Position(s) Held with Fund,                    in Investment          Company
Term of Office, Principal                Director   Company Complex      Directorships
Occupation for Past Five Years, and Age   Since   Overseen by Director Held by Director*
---------------------------------------  -------- -------------------- -----------------
Class I term expires 2007:

JAMES E. HUNT - He is a Limited Partner    2004            5                   0
of Hunt, Howe Partners LLC executive
recruiting consultants. He was born on
December 14, 1930.

Class II term expires 2008:

BRUCE B. HUBER, CLU, ChFC, MSFS -          2004            5                   0
Retired. He is a former Financial
Representative with New England
Financial, specializing in financial,
estate and insurance matters. He is a
member of the Board, emeritus, of the
Millbrook School, and Chairman of the
Endowment Board of the Community YMCA
of Red Bank, NJ. He was born on
February 7, 1930.

Class III term expires 2009:

PETER K. WERNER - Since 1996, he has       2002            5                   0
been teaching, coaching and directing a
number of programs at The Governor's
Academy of Byfield, MA. Currently, he
serves as chair of the History
Department. Previously, he held the
position of vice president in the the
Fixed Income Departments of Lehman
Brothers and First Boston. His
responsibilities included trading
sovereign debt instruments, currency
arbitrage, syndication, medium term
note trading, and money market trading.
He was born on August 16, 1959.

Class IV term expires 2010:

THOMAS B. WINMILL* - He is President,      2002            5                 Bexil
Chief Executive Officer, and General                                      Corporation
Counsel of the Fund, the Investment
Manager, as well as the other
investment companies (collectively, the
"Investment Company Complex") advised
by the Investment Manager and its
affiliates, and of Winmill & Co.
Incorporated and its affiliates
("WCI"). He is a member of the New York
State Bar and the SEC Rules Committee
of the Investment Company Institute. He
was born on June 25, 1959.

 Additional Information (Unaudited)   15                          FOXBY CORP.

--------
* He is an "interested person" of the Fund as defined in the Act due to his affiliation with the Investment Manager.

** Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

                         Position(s) Held with Fund, Term of Office/(1)/,
Name and Age                 Principal Occupation for the Past 5 years
------------         ---------------------------------------------------------
Thomas O'Malley      Chief Accounting Officer, Chief Financial Officer,
Born on July 22,     Treasurer and Vice President since 2005. He is also Chief
  1958               Accounting Officer, Chief Financial Officer, and Vice
                     President of the Investment Company Complex, the
                     Investment Manager, and WCI. Previously, he served as Assistant Controller of Reich & Tang Asset Management,
                     LLC, Reich & Tang Services, Inc., and Reich & Tang
                     Distributors, Inc. He is a certified public accountant.

John F. Ramirez      Secretary and Chief Compliance Officer since 2005. He is
Born on April 29,    also Secretary and Chief Compliance Officer of the
  1977               Investment Company Complex, the Investment Manager, and
                     WCI. He previously served as Compliance Administrator and
                     Assistant Secretary of the Investment Company Complex,
                     the Investment Manager, and WCI. He is a member of the
                     Society of Corporate Secretaries and Governance
                     Professionals and the Chief Compliance Officer Committee
                     and the Compliance Advisory Committee of the Investment
                     Company Institute.
--------
(1) Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Directors. The officers were last elected on December 13, 2006.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to
Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future, purchase shares of its common stock in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

 FOXBY CORP.                          16    Additional Information (Unaudited)

FOXBY CORP.

11 Hanover Square

New York, NY 10005

Printed on recycled paper (recycle symbol)

FXX-AR 12/06

Item 2. Code of Ethics.

a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f) (1) The Code is attached hereto as Exhibit 99.CODE ETH.

    (2) The text of the Code can be on the registrant's website, www.foxbycorp.com.

    (3) A copy of the Code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert.

     The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

          AUDIT FEES

          2005 - $11,000
          2006 - $12,000

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

          AUDIT RELATED FEES

          2005 - $1,000
          2006 - $1,000

     Audit related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

           TAX FEES

           2005 - $3,000
           2006 - $3,500

     Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

           ALL OTHER FEES

           2005 - N/A
           2006 - N/A

(e) (1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting.Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.


     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $65,500 and $73,750, respectively.

(h) The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

     The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

              CONCISE SUMMARY OF ISS 2007 PROXY VOTING GUIDELINES
                       EFFECTIVE FOR MEETINGS FEB. 1, 2007
                              UPDATED DEC. 15, 2006
1.       AUDITORS

AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent,

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

     o Fees for non-audit services ("Other" fees) are excessive.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     o Composition of the board and key board committees;

     o Attendance at board and committee meetings;

     o Corporate governance provisions and takeover activity;

     o Disclosures under Section 404 of Sarbanes-Oxley Act;

     o Long-term company performance relative to a market and peer index;

     o Extent of the director's investment in the company;

     o Existence of related party transactions;

     o Whether the chairman is also serving as CEO;

     o Whether a retired CEO sits on the board;

     o Number of outside boards at which a director serves;

     o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     o Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     o The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     o The company has backdated options (see "Options Backdating" policy);

     o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     o Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

         - Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

         - Serving as liaison between the chairman and the independent directors,

         - Approving information sent to the board,

         - Approving meeting agendas for the board,

         - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

         - Having the authority to call meetings of the independent directors,

         - If requested by major shareholders, ensuring that he is available for consultation and direct communication;

     o Two-thirds independent board;

     o All-independent key committees;

     o Established governance guidelines;

     o The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o Management's track record;

     o Background to the proxy contest;

     o Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o Shareholders have approved the adoption of the plan; or

     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o No lower than a 20% trigger, flip-in or flip-over;

     o A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.
In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

POOR PAY PRACTICES
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

o Huge bonus payouts without justifiable performance linkage or proper disclosure;

o Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

o Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

o New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

o Excessive severance provisions (e.g., including excessive change in control payments);

o Change in control payouts without loss of job or substantial diminution of job duties;

o Internal pay disparity;

o Options backdating (covered in a separate policy); and

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o The total cost of the company's equity plans is unreasonable;

     o The plan expressly permits the repricing of stock options without prior shareholder approval;

     o There is a disconnect between CEO pay and the company's performance;

     o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     o The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     o Vesting schedule or mandatory holding/deferral period:

         - A minimum vesting of three years for stock options or restricted stock; or

         - Deferred stock payable at the end of a three-year deferral period.

     o Mix between cash and equity:

         - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

         - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     o No retirement/benefits and perquisites provided to non-employee directors; and

     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o Purchase price is at least 85% of fair market value;

     o Offering period is 27 months or less; and

     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     o Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;

     o No discount on the stock price on the date of purchase, since there is a company matching contribution.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     o Length of time of options backdating;

     o Size of restatement due to options backdating;

     o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

     o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     o The triggering mechanism should be beyond the control of management;

     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     o The company is conducting animal testing programs that are unnecessary or not required by regulation;

     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     o The company has been the subject of recent, significant controversy related to its testing programs.

DRUG PRICING AND RE-IMPORTATION
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     o The existing level of disclosure on pricing policies;

     o Deviation from established industry pricing norms;

     o The company's existing initiatives to provide its products to needy consumers;

     o Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

TOBACCO
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

TOXIC CHEMICALS
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.

ARCTIC NATIONAL WILDLIFE REFUGE
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o New legislation is adopted allowing development and drilling in the ANWR region;

     o The company intends to pursue operations in the ANWR; and

     o The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:

     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     o The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     o The company does not maintain operations in Kyoto signatory markets;

     o The company already evaluates and substantially discloses such information; or,

     o Greenhouse gas emissions do not significantly impact the company's core businesses.

POLITICAL CONTRIBUTIONS
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

OUTSOURCING/OFF-SHORING
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o Past performance as a closed-end fund;

     o Market in which the fund invests;

     o Measures taken by the board to address the discount; and

     o Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Item 8. Portflio Managers of Closed End Management Investment Companies

     Thomas B. Winmill has been the portfolio manager of the registrant since 2005 and receives compensation for his services. As of December 31, 2006, portfolio manager compensation generally consists of base salary, benefit retirement plan, and limited bonus.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at the Investment Manager or its affiliates. The portfolio manager is paid a limited annual bonus based on one to four weeks' salary.

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the registrant. Securities selected for funds or accounts other than the registrant may outperform the securities selected for the registrant. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the registrant's code of ethics will adequately address such conflicts.

     The following table provides information relating to other (non-registrant) accounts where the portfolio manager is jointly or primarily responsible for day-to-day management as of December 31, 2006. The portfolio manager does not manage such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

Number of Registered Investment Companies               Assets (millions)
-----------------------------------------               -----------------
         2                                                    $171

Number of Other Accounts
-----------------------------------------
         1                                                     $10

     As of December 31, 2006, the dollar range of registrant shares beneficially owned by Thomas B. Winmill is $1 - $10,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     The Nominating Committee may consider candidates as Directors submitted by current Directors, the Investment Manager, registrant stockholders, and other appropriate sources. The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the registrant's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the registrant not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibit EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Foxby Corp.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 7, 2007

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: March 7, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 7, 2007

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: March 7, 2007